EXHIBIT 10.1.36

            FOURTH AMENDMENT, SIXTH WAIVER AND AGREEMENT, dated as of January 26, 1999 (this "AMENDMENT") to the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in-possession (the "BORROWER"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Borrower party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in-possession, the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").


                            W I T N E S S E T H :


            WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS, in connection with the occurrence of the Maturity Date under the Credit Agreement on January 31, 1999, the Borrower has requested that the Agent and the Lenders confirm and/or waive satisfaction of the conditions contained in the definition of the term "Maturity Date" set forth in subsection
1.1 of the Credit Agreement to the extension to July 31, 1999 of the Maturity Date;

            WHEREAS, pursuant to the Fifth Waiver, Consent and Agreement, dated as of January 15, 1999 (the "FIFTH WAIVER"), the Lenders agreed, among other things, to waive until January 31, 1999 (a) Events of Default arising by reason of the failure by the Borrower to comply with (i) subsection 8.1(a) (EBITDA) of the Credit Agreement with respect to the months of September, October and November, 1998 and (ii) subsection 8.1(b) (Excess Working Capital) of the Credit Agreement with respect to the months of October, November and December, 1998 and
(b) any Default or Event of Default arising by reason of any failure by the Borrower to comply with (i) subsection 8.1(a) (EBITDA) of the Credit Agreement with respect to the month of December, 1998 and (ii) subsection 8.1(b) (Excess Working Capital) of the Credit Agreement with respect to the month of January, 1999;

            WHEREAS, in connection with the extension of the Maturity Date under the Credit Agreement, the Borrower has requested that the Agent and the Lenders agree (a) to waive until March 12, 1999 compliance by the Borrower with subsections 8.1(a) and 8.1(b) of the Credit Agreement and (b) to amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders are willing to agree to such requests, but only upon the terms and conditions of this Amendment;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            2. EXTENSION OF MATURITY DATE. The Maturity Date under the Credit Agreement is hereby extended to July 31, 1999 in accordance with the terms and conditions contained in the definition of the term "Maturity Date" set forth in subsection 1.1 of the Credit Agreement, PROVIDED that to the extent any such conditions have not been satisfied, the Lenders hereby waive such conditions.

            3. WAIVERS UNDER SUBSECTION 8.1 (FINANCIAL CONDITION Covenants).

            (a) The Lenders hereby waive until March 12, 1999 (i) the Events of Default arising by reason of the failure by the Borrower to comply with subsection 8.1(a) (EBITDA) of the Credit Agreement for the periods ending on the last day of the September, 1998, October, 1998, November, 1998 and December 1998 fiscal months of the Borrower and (ii) any Default or Event of Default arising by reason of any failure by the Borrower to comply with subsection 8.1(a) (EBITDA) of the Credit Agreement for the period ending on the last day of the January, 1999 fiscal month of the Borrower.

            (b) The Lenders hereby waive until March 12, 1999 the Events of Default arising by reason of the failure by the Borrower to comply with subsection 8.1(b) (Excess Working Capital) of the Credit Agreement during the months of October, November and December, 1998 and January, 1999.

            4. AMENDMENT TO SUBSECTION 1.1 (DEFINED TERMS). Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" contained in the definition of the term "Letter of Credit Sublimit" and by substituting in lieu thereof a reference to "$1,900,000".

            5. AMENDMENT TO SUBSECTION 3.1 (LETTERS OF CREDIT). Subsection 3.1(a) of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" contained in such subsection and by substituting in lieu thereof a reference to "$1,900,000".

            6. SUBSECTION 4.7 (OPTIONAL TERMINATION OR REDUCTION OF TRANCHE A COMMITMENT). The Total Tranche A Commitment shall be permanently reduced to $10,000,000 on the first Business Day after the Cash Account is fully funded in accordance with the terms of Section 7(b) of this Amendment, which reduction shall be applied on a PRO RATA basis to reduce the Tranche A Commitment of each Tranche A Lender.

            7. AMENDMENTS AND AGREEMENT WITH RESPECT TO SUBSECTION 4.8 (MANDATORY PREPAYMENT; COMMITMENT TERMINATION; USE OF CASH). (a) The paragraph with respect to the establishment of the Cash Account added to subsection 4.8(a) of the Credit

Agreement pursuant to the Third Amendment, Consent and Second Waiver, dated as of October 9, 1998, is hereby amended by (i) deleting the reference to "$5,000,000" contained therein and by substituting in lieu thereof a reference to "$15,000,000" and (ii) deleting the phrase "for general corporate purposes and Inventory purchases" contained therein and by substituting in lieu thereof the phrase "for general corporate purposes in connection with the orderly wind-down of the Borrower and its Subsidiaries".

            (b) Pursuant and subject to the terms of the Consent, dated as of the date hereof (the "CONSENT"), under the Credit Agreement, the Lenders are consenting to the consummation of the Auto Parts Express Sale, the Joint Venture Sale and Store Sales (as each such capitalized term is defined in the Consent and, collectively, the "PERMITTED ASSET SALES"). In accordance with the first proviso contained in subsection 4.8(d) of the Credit Agreement, but subject to subsection 4.8(e) of the Credit Agreement, the Required Tranche A Lenders hereby consent (i) to the application of all Excess Amounts generated from the Permitted Asset Sales as follows: (A) FIRST, to the deposit in the Cash Account of an aggregate amount equal to $10,400,000 (the "DEPOSIT Amount"; representing the difference between $15,000,000 and the $4,600,000 on deposit in the Cash Account on the date hereof) and (B) SECOND, to the prepayment of the Tranche B Loans with all Excess Amounts generated from the Permitted Assets Sales in excess of the Deposit Amount and (ii) to the prepayment of the Tranche B Loans with any Excess Amount generated on or before March 12, 1999 from funds on deposit in the Cash Account in excess of $15,000,000.

            8. AMENDMENTS TO SUBSECTION 7.2 (CERTIFICATES; OTHER INFORMATION ). Subsection 7.2(d) of the Credit Agreement is hereby amended by:

            (a) deleting the following clauses contained in such subsection:

            ", (ii) a Jobber count report, and (iii) for the week ending the prior Saturday (A) a net sales flash report, (B) a Distribution Center service level report and (C) a post-Petition Date trade payables report, in each case with respect to this clause (iii), substantially in the form delivered to the Financial Advisor prior to the Petition Date."; and

            (b) substituting in lieu thereof the following: "and (ii) a payroll and personnel status report, in form and substance reasonably satisfactory to the Financial Advisor".

            9. AMENDMENT TO SUBSECTION 8.2 (LIMITATION ON INDEBTEDNESS). (a) Subsection 8.2(c) of the Credit Agreement (permitted purchase money Indebtedness) is hereby amended by deleting such subsection in its entirety and by substituting in lieu thereof the following:

                  "(c)  [Intentionally Omitted];".
            (b) Subsection 8.2(d) of the Credit Agreement (permitted insurance premium Indebtedness) is hereby amended by deleting the dollar amount referenced therein and by substituting in lieu thereof a reference to "$1,700,000".

            10. AMENDMENT TO SUBSECTION 8.9 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 8.9 of the Credit Agreement is hereby amended by deleting the reference to "January 25, 1999" contained in such subsection and by substituting in lieu thereof a reference to "July 25, 1999".

            11. AMENDMENT TO SUBJECTION 8.11 (LOANS AND OTHER INVESTMENTS BY
AFCO). Subsection 8.11 of the Credit Agreement is hereby amended by deleting the reference to "January 25, 1999" contained in such subsection and by substituting in lieu thereof a reference to "July 25, 1999".

            12. AMENDMENT TO SECTION 9 (EVENTS OF DEFAULT). Section 9 of the Credit Agreement is hereby amended by adding immediately after paragraph (r) of such Section the word "or" and the following new paragraph (s):

                  "(s) The Auto Parts Express Sale (as defined in the Consent dated as of January 26, 1999 under this Agreement) shall not have been consummated on or prior to February 8, 1999;".

            13. ADDITIONAL LIMITATIONS ON BORROWING AND WITHDRAWAL FROM CASH ACCOUNT; COMPLIANCE WITH DISBURSEMENTS BUDGET.

            (a) Notwithstanding anything to the contrary contained in the Credit Agreement, but subject to paragraphs (b) and (c) below, the Borrower shall not have the right to, and shall not, request a borrowing of Tranche A Loans, a withdrawal of funds from the Cash Account, or the issuance of a Letter of Credit if, after giving effect to such borrowing, withdrawal or issuance, as the case may be, the sum of the Aggregate Tranche A Outstandings PLUS the aggregate amount of all funds withdrawn from the Cash Account on or after January 26, 1999 (other than funds constituting Excess Amounts withdrawn and applied to the prepayment of the Tranche B Loans in accordance with subsection 4.8(d) of the Credit Agreement) shall exceed $9,000,000.

            (b) Nothing contained in this Waiver shall be deemed to affect the obligations of the Borrower to comply with all of the terms and conditions of the Credit Agreement, including without limitation, the requirement contained in subsection 4.8(a) of the Credit Agreement that the Borrower utilize all funds from time to time on deposit in the Cash Account prior to the borrowing of any Tranche A Loan.

            (c) The Borrower shall not permit the total of all cash disbursements (such cash disbursements, exclusive of professional fees and expenditures on account of severance, vacation and retention programs approved by the Bankruptcy Court, "TOTAL CASH DISBURSEMENTS") by the Borrower and the Guarantors during any week covered by the disbursements budget, attached hereto as Exhibit A (the "DISBURSEMENTS BUDGET"), to exceed an amount (the "PERMITTED DISBURSEMENTS AMOUNT") equal to the sum of (i) the amount for such week set forth on the Disbursements Budget (A) in the column entitled "Total Operating Expenses", PLUS (B) in the column entitled "Permitted Variance", PLUS (ii) the amount, if any, by which "Total Operating Expenses" set forth on the Disbursements Budget for each of the immediately preceding two weeks exceeds the Total Cash Disbursements during such week.

            (d) Simultaneously with the delivery on Wednesday of each calendar week to the Agent and each Lender of the financial and other reports required to be delivered pursuant to subsection 7.2(d) of the Credit Agreement, the Borrower shall furnish to the Agent and each Lender, a compliance certificate, certified by a Responsible Officer of the Borrower as true and correct, certifying compliance with paragraph (c) of this Section 13 for the immediately preceding week, together with a comparison of Total Cash Disbursements for such week to the Permitted Disbursements Amount for such week.

            (e) The Borrower and the Guarantors hereby agree that the failure of the Borrower to comply with its obligations set forth in this Section 13 shall constitute an immediate Event of Default under paragraph (c) of Section 9 of the Credit Agreement.

            14. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Borrower and the Guarantors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

            15. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Supermajority Tranche A Lenders.

            16. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended or waived pursuant to this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any subsection amended or waived pursuant to this Amendment for any other date or time period or in connection with any other transaction.

                17.   MISCELLANEOUS.

            (a) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            (b) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                        A.P.S., INC.


                                        By:_____________________________
                                           Title:


                                        GUARANTORS:

                                        APS HOLDING CORPORATION
                                        BIG A AUTO PARTS, INC.
                                        AUTOPARTS FINANCE COMPANY, INC.
                                        APS SUPPLY, INC.
                                        AMERICAN PARTS SYSTEM, INC.
                                        A.P.S. MANAGEMENT SERVICES, INC.
                                        INSTALLERS' SERVICE WAREHOUSE, INC.
                                        PARTS, INC.
                                        PRESATT, INC.


                                        By:_____________________________
                                           Title:



                                        THE CHASE MANHATTAN BANK, AS LENDER,
                                        ISSUING BANK AND AGENT


                                        By:_____________________________
                                           Title:

                                        BANK ONE, N.A.


                                        By:_____________________________
                                           Title:



                                        CHASE SECURITIES INC., AS AGENT FOR
                                        THE CHASE MANHATTAN BANK


                                        By:_____________________________
                                           Title:


                                        D.K. ACQUISITION PARTNERS, L.P.

                                        BY: M.H. DAVIDSON & CO., ITS GENERAL
                                        PARTNER


                                        By:_____________________________
                                           Title:


                                        FOOTHILL CAPITAL CORPORATION


                                        By:_____________________________
                                           Title:



                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:_____________________________
                                           Title:

PPM AMERICA, INC., AS AGENT FOR
PPM AMERICA SPECIAL INVESTMENT
FUND, L.P.



By:__________________________
   Title:



QUANTUM PARTNERS LDC



By:__________________________
   Title:



SOCIETE GENERALE


By:__________________________
   Title:



WELLS FARGO BANK (TEXAS), NATIONAL
ASSOCIATION


By:__________________________
   Title: